The following tables present data as of November 30, 1998

                         Composition by Account Balance
                            Representative Portfolio
                                    Percentage                     Percentage
                                    of Total                        of Total
                         Number of  Number of     Receivables      Receivables
Account Balance Range    Accounts   Accounts      Balance            Balance
Credit Balance             45,781     2.17%       $(5,390,275.43)     -0.17%
Zero Balance              865,868    40.99%                 -          0.00%
$.01-$1,000.00            402,984    19.08%       145,949,688.27       4.56%
$1,000.01-$3,000.00       332,798    15.76%       643,979,578.81      20.13%
$3,000.01-$5,000.00       251,412    11.90%       997,061,336.20      31.16%
$5,000.01-$10,000.00      208,242     9.86%     1,359,534,633.71      42.50%
Over $10,000.00             5,016     0.24%        58,135,492.98       1.82%
 Total                  2,112,101   100.00%    $3,199,270,454.54     100.00%

                          Composition by Credit Limit
                            Representative Portfolio

                                   Percentage                      Percentage
                                   of Total                        of Total
                        Number of  Number of       Receivables     Receivables
Credit Limit Range      Accounts   Accounts          Balance       Balance
$0.01-$1,000.00           41,588      1.97%       $  8,295,284.91      0.26%
$1,000.01-$2,000.00       59,363      2.81%         34,397,876.13      1.07%
$2,000.01-$3,000.00       68,586      3.25%         68,951,119.55      2.16%
$3,000.01-$4,000.00      110,512      5.23%        126,283,807.31      3.95%
$4,000.01-$5,000.00      227,054     10.75%        303,758,239.14      9.49%
$5,000.01-$10,000.00   1,551,477     73.46%      2,472,051,933.29     77.27%
Over $10,000.00           53,521      2.53%        185,532,194.21      5.80%
 Total                 2,112,101    100.00%     $3,199,270,454.54    100.00%

                      Composition by Period of Delinquency
                            Representative Portfolio

                                  Percentage                      Percentage
Period of Delinquency             of Total                        of Total
 (Days Contractually   Number of  Number of      Receivables      Receivables
     Delinquent)       Accounts   Accounts        Balance         Balance
Current                2,046,929    96.92%    $2,967,126,050.41    92.74%
1-30 Days                 38,270     1.81%       122,083,539.24     3.82%
31-60 Days                 8,489     0.40%        31,278,150.66     0.98%
61 or More Days           18,413     0.87%        78,782,714.23     2.46%
 Total                 2,112,101   100.00%    $3,199,270,454.54   100.00%

                           Composition by Account Age
                            Representative Portfolio

                                    Percentage                     Percentage
                                    of Total                       of Total
                        Number of   Number of     Receivables      Receivables
Account Age Range       Accounts    Accounts        Balance        Balance
0-6 Months               278,221     13.17%     $  593,626,255.98   18.56%
Over 6 to 12 Months      332,401     15.74%        482,541,785.67   15.08%
Over 12 to 24 Months     584,743     27.69%        676,116,894.13   21.13%
Over 24 to 48 Months     544,026     25.76%        770,162,323.22   24.07%
Over 48 Months           372,710     17.64%        676,823,195.54   21.16
  Total                2,112,101    100.00%     $3,199,270,454.54  100.00%

                 Geographic Distribution by Receivables Balance
                            Representative Portfolio

                                  Percentage                      Percentage
                                  of Total                        of Total
                       Number of  Number of      Receivables      Receivables
                       Accounts   Accounts         Balance        Balance
             CA         209,459      9.92%     $ 316,623,599.58     9.90%
             CT         144,083      6.82%       235,651,991.67     7.36%
             TX         143,224      6.78%       222,862,584.02     6.97%
             NY         143,251      6.78%       203,785,143.10     6.37%
             FL         129,276      6.12%       192,994,914.60     6.03%
             IL          86,103      4.08%       134,808,114.57     4.21%
             PA          95,540      4.52%       131,704,669.00     4.12%
             OH          86,150      4.08%       126,923,252.64     3.97%
             MI          67,095      3.18%        99,516,522.82     3.11%
             NJ          68,832      3.26%        97,771,408.23     3.06%
          Other(1)      939,088     44.46%     1,436,628,254.31    44.90%
          Total       2,112,101    100.00%    $3,199,270,454.54   100.00%

(1)  States with less than 3.06% of the Percentage of Total Receivables
     Balance.